                                                                    EXHIBIT 25.1

                                                                  CONFORMED COPY

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

              New York                                 13-2774727
              (Jurisdiction of incorporation           (I.R.S. Employer
              or organization if not a U.S.            Identification No.)
              national bank)

              452 Fifth Avenue, New York, NY           10018-2706
              (212) 525-5600                           (Zip Code)
              (Address of principal executive offices)

                               Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                               452 Fifth Avenue
                         New York, New York 10018-2706
                              Tel: (212) 525-1311
           (Name, address and telephone number of agent for service)

                              Host Marriott, L.P.
              (Exact name of obligor as specified in its charter)

              Delaware                             52-2095412
              (State or other jurisdiction         (I.R.S. Employer
              of incorporation or organization)    Identification No.)

              10400 Fernwood Road
              Bethesda, Maryland 20817
              (Address of principal executive offices)

              9.50% Series I Senior Notes due January 15th, 2007
                        (Title of Indenture Securities)

                                    General
Item 1. General Information.
        --------------------

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

         State of New York Banking Department.

         Federal Deposit Insurance Corporation, Washington, D.C.

         Board of Governors of the Federal Reserve System,
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16. List of Exhibits
         ----------------


Exhibit
-------
T1A(i)                       (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)                      (1)  Certificate of the State of New York Banking Department
                                  dated December 31, 1993 as to the authority of HSBC
                                  Bank USA to commence business as amended effective on
                                  March 29, 1999.

T1A(iii)                          Not applicable.

T1A(iv)                      (1)  Copy of the existing By-Laws of HSBC Bank USA as
                                  adopted on January 20, 1994 as amended on October 23,
                                  1997.

T1A(v)                            Not applicable.

T1A(vi)                      (2)  Consent of HSBC Bank USA required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)                          Copy of the latest report of condition of the trustee
                                  (June 30, 2001), published pursuant to law or the
                                  requirement of its supervisory or examining authority.

T1A(viii)                         Not applicable.

T1A(ix)                           Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 20th day of December, 2001.



                                       HSBC BANK USA


                                       By:  /s/ Deirdra N. Ross
                                          ------------------------------------
                                                Deirdra N. Ross
                                                Assistant Vice President

                                                               Exhibit T1A (vii)

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081



Federal Financial Institutions Examination Council  Expires March 31, 2002
--------------------------------------------------  ----------------------


                                                    Please refer to page i,
                                                    Table of Contents, for
                                                    the required disclosure  [1]
                                                    of estimated burden.
-------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2001        (199809300)
                                                     -----------
                                                     (RCRI 9999)


This report is required by law; 12 U.S.C. (S)324 (State member banks); 12       This report form is to be filed by banks with
U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C. (S)161 (National         branches and consolidated subsidiaries in U.S.
banks).                                                                         territories and possessions, Edge or Agreement
                                                                                subsidiaries, foreign branches, consolidated
                                                                                foreign subsidiaries, or x International Banking
                                                                                Facilities.


NOTE: The Reports of Condition and Income must be signed by an authorized       The Reports of Condition and Income are to be
officer and the Report of Condition must be attested to by not less than two    prepared in accordance with Federal regulatory
directors (trustees) for State nonmember banks and three directors for State    authority instructions.
member and National Banks.
                                                                                We, the undersigned directors (trustees), attest
I,  Gerald A. Ronning, Executive VP & Controller                                to the correctness of this Report of Condition
    ---------------------------------------------                               (including the supporting schedules) and declare
    Name and Title of Officer Authorized to Sign Report                         that it has been examined by us and to the best of
                                                                                our knowledge and belief has been prepared in
Of the named bank do hereby declare that these Reports of Condition and Income  conformance with the instructions issued by the
(including the supporting schedules) have been prepared in conformance with     appropriate Federal regulatory authority and is
the instructions issued by the appropriate Federal regulatory authority and     true and correct.
are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning                                                         /s/ Youssef Nasr
 ----------------------------------------------                                  -----------------
 Signature of Officer Authorized to Sign Report                                  Director (Trustee)

                                                                                 /s/ Bernard J. Kennedy
                                                                                 -----------------------
                                                                                 Director (Trustee)

  05/14/01                                                                       /s/ Sal H. Alfieri
  ---------------------                                                          ------------------
  Date of Signature                                                              Director (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of Condition and                             For electronic filing assistance, contact EDS Call
Income either:                                                                  report Services, 2150 N. Prospect Ave., Milwaukee,
                                                                                WI 53202, telephone (800) 255-1571.

(a)  in electronic form and then file the computer data file directly           To fulfill the signature and attestation require-
     with the banking agencies' collection agent, Electronic Data               ment for the Reports of Condition and Income for
     System Corporation (EDS), by modem or computer diskette; or                this report date, attach this signature page to the
                                                                                hard-copy of the completed report that the bank
b)   in hard-copy (paper) form and arrange for another party to                 places in its files.
     convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

FDIC Certificate Number       0     0    5    8    9
----------------------------------------------------

                           (RCRI 9030)
----------------------------------------------------

http://WWW.BANKING.US.HSBC.COM                                                  HSBC Bank USA
--------------------------------------------------------------------------      -------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)            Legal Title of Bank (TEXT 9010)
(Example:  www.examplebank.com)
                                                                                Buffalo
                                                                                -------------------------------------------------
                                                                                City (TEXT 9130)

                                                                                N.Y.                                 14203
                                                                                -------------------------------------------------
                                                                                State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)


  Board of Governors of the Federal  Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                         REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                        of Buffalo
------------------------------------------------
Name of Bank                           City

in the state of New York, at the close of business June 30, 2001


ASSETS

                                                           Thousands of dollars
                                                           --------------------
Cash and balances due from depository institutions:
 None-interest-bearing balances currency and coin             $ 1,798,225
 Interest-bearing balances                                      3,626,235
 Held-to-maturity securities                                    4,643,408
 Available-for-sale securities                                 12,858,449
 Federal funds sold and securities purchased
   under a agreements to resell                                 3,338,625
Loans and lease financing receivables:
 Loans and leases held for sale                               $ 2,707,945
 Loans and leases net of unearned income      $ 39,126,969
 LESS: Allowance for loan and lease losses         511,902
 Loans and lease, net of unearned income,
  allowance, and reserve                                      $36,615,067
 Trading assets                                                 8,656,314
 Premises and fixed assets                                        790,761
Other real estate owned                                            18,451
Investments in unconsolidated subsidiaries                        238,203
Customers' liability to this bank on acceptances outstanding      102,403
Intangible assets: Goodwill                                     2,308,594
Intangible assets: Other intangible assets                        330,151
Other assets                                                    2,789,792
Total assets                                                   82,822,623

LIABILITIES

Deposits:
   In domestic offices                                         37,686,457
   Non-interest-bearing                           5,102,134
   Interest-bearing                              32,584,323
In foreign offices                                             21,733,133
   Non-interest-bearing                             361,092
   Interest-bearing                              21,372,041
Federal funds purchased and securities sold under
   agreements to repurchase                                     1,322,930
Trading Liabilities                                             3,583,989
Other borrowed money                                            7,190,568
Bank's liability on acceptances                                   102,403
Subordinated notes and debentures                               1,539,678
Other liabilities                                               2,714,144
Total liabilities                                              75,873,302
Minority Interests in consolidated Subsidiaries                       172

EQUITY CAPITAL
Perpetual preferred stock and related surplus                           -
Common Stock                                                      205,000
Surplus                                                         6,382,026
Retained earnings                                                 323,672
Accumulated other comprehensive income                             38,451
Other equity capital components                                         -
Total equity capital                                            6,949,149
Total liabilities, minority interests and equity capital       82,822,623